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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
          dated as of February 11, 2004, providing for the issuance of
                              Notes, Series 2004-A)


                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                     333-107958            01-0791848
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(State or Other Jurisdiction            (Commission        (I.R.S. Employer
of Incorporation)                       File Number)      Identification Number)

390 Greenwich Street
New York, New York                                           10013
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-


Item 5.           OTHER EVENTS


Description of the Certificates and the Contract Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-A, Notes (the "Certificates"), to be issued pursuant to an indenture, dated as of February 11, 2004, among Origen Manufactured Housing Contract Trust 2004-A as issuer and JPMorgan Chase Bank as indenture trustee. The Notes, to be designated as the Series 2004-A Notes, will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Contract Pool") of fixed-rate manufactured housing installment sales contracts and installment loan agreements secured by liens on residential real properties having original terms to maturity up to 30 years (the "Contracts").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Contracts or other assets of the Trust Fund, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.





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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                         DESCRIPTION
         -----------                         -----------

              99.1 Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2004-A, Notes.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2004

                                        CITIGROUP MORTGAGE LOAN TRUST INC.


                                        By: /s/ MATT BOLLO
                                            ---------------------------------
                                        Name:   Matt Bollo
                                        Title:  Vice President




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                                Index to Exhibits




                                                                   Sequentially
    Exhibit No.         Description                                Numbered Page
    -----------         -----------                                -------------
        99.5       Computational Materials (as defined in Item         P
                   5) that have been provided by Citigroup
                   Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust,
                   Series 2004-A, Notes.




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                                  EXHIBIT 99.5


                                [FILED BY PAPER]